UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2017
Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 20, 2017, Aevi Genomic Medicine, Inc. (the “Company”) issued a press release announcing topline results from the SAGA trial of AEVI001 (oral nonstimulant) in adolescents with mGluR mutation positive (mGluR+) ADHD. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company hosted a conference call and live audio webcast on Monday, March 20, 2017 to discuss the results from the SAGA trial of AEVI001. The Company referred to the slide presentation, attached as Exhibit 99.2 and incorporated by reference herein, on the conference call. The slide presentation, together with an archive of the webcast, will also be available for 30 days after the date of the conference call in the Investor section of the Company’s website at www.aevigenomics.com.

 The information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Aevi Genomic Medicine, Inc. Press Release dated March 20, 2017 (furnished pursuant to Item 7.01).

99.2	Slide Presentation dated March 20, 2017 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Brian D. Piper
Name: Brian D. Piper
Title: Chief Financial Officer

Date: March 20, 2017